                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ________________


                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

Date of Report:  November 29, 1995



                  Source One Mortgage Services Corporation
           (Exact name of registrant as specified in its charter)


        Delaware                     1-12898                38-2011419
        --------                     -------                ----------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
  of incorporation)                                      Identification No.)

27555 Farmington Road
Farmington Hills, Michigan                                  48334-3357
--------------------------                                  ----------
 (Address of principal                                      (Zip Code)
  executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total pages:    7

Item 5.  Other Events
         ------------

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         See attached Distribution Reports as of November 25, 1995 for Series 1987-2, Distribution Reports as of December 1, 1995 for Series 1988-1 and 1988-2, and Distribution Reports as of November 20, 1995 for Series 1990-1.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                (Registrant)


Date:  November 29, 1995           By:   /s/ Ruth D. Brod
                                        -----------------------------------
                                             Ruth D. Brod
                                             Assistant Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2


     Distribution Date Statement for November  25, 1995

      COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
2-A   0.0000%           $0.00      45,100          $0.00            $0.00

2-B   7.0000%           $0.00      18,000          $0.00            $0.00

2-C   7.0000%           $0.00      19,700          $0.00            $0.00

2-D   9.5500%  $ 6,366,000.00*      6,906     $50,662.75       $50,662.75

2-E   9.9500%  $11,207,735.78       5,200     $92,930.81            $0.00
              ---------------- ----------- -------------- ----------------
               $17,573,735.78      94,906    $143,593.56       $50,662.75




     Agency MBS Collections:
             Interest                                         $146,609.59
             Principal                                        $170,911.75
     Investment Income                                            $681.29
     Excess from previous month                                    379.54
                                                          ----------------
     TOTAL AVAILABLE                                          $318,582.17

     Due to Class 2-D INTEREST                                ($50,662.75)
     Due to Class 2-D REDEMPTION                             ($264,222.10)
     Due to Class 2-D (rounded down to even $1,000)          ($264,000.00)
     Excess in Collection Account                                ($222.10)
                                                          ----------------
     Available for Expenses and Residual Payments               $3,697.32

     Expenses Payable                                          ($1,891.28)

                                                          ----------------
     Net Balance                                                $1,806.04
                                                          =================


     Due to Residual Holders                                    $1,806.04

     Amount Payable Per Individual
     Residual Certificate (5% Denomination):                     $90.3020



               Interest                       Principal         Principal         Per $1,000
               Payable Per     Principal       Payable Per       Balance After      CTF After
  Class        $1,000 CTF      Payable         $1,000 CTF     November  25, 1995   November  25, 1995
---------    ------------  --------------  ----------------  --------------------  -------------------
  2-A          $0.000000                         $0.000000                              $0.000000

  2-B          $0.000000                         $0.000000                              $0.000000

  2-C          $0.000000                         $0.000000                              $0.000000

  2-D          $7.336048     $264,000.00**        -             $6,102,000.00       $1,000.000000

  2-E          $0.000000         -                -            $11,300,666.59       $2,173.205113
                           --------------                    -----------------
                                   $0.00                       $17,402,666.59


 Ending Aggregate Agency MBS Balance:                          $17,422,235.61

 Excess in collection Act as/Oct 25                                   $379.54
 Accrual Distribution Amount:                                      $92,930.81
 Aggregate Cash Flow Value Decline:                               $170,911.75
 Principal to Class 2-D Redemption                               ($264,000.00)
                                                             -----------------
                                                                      $222.10
 Principal Distributable to Class 2-D                             $264,000.00
                                                             -----------------
 Aggregate Amount of Principal Distributable:                     $264,222.10




                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660


** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

               Distribution Date Statement for December 1, 1995


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $18,143,194.90      10,440    $149,681.36      $149,681.36
              ---------------- ----------- -------------- ----------------
                $18,143,194.90     100,000    $149,681.36      $149,681.36


      Agency MBS Collections:
              Interest                                         $151,195.48
              Principal                                        $497,278.98
      Investment Income                                            $803.08
                                                          ----------------
      TOTAL AVAILABLE                                          $649,277.54

      Due to Certificateholders                               ($646,960.34)
                                                          ----------------
      Available for Expenses and Residual Payments               $2,317.20

      Expenses Payable                                          ($1,906.30)
                                                          ----------------
      Net Balance                                                  $410.90
                                                          ================


      Due to Residual Holders                                      $410.90

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $20.5450



                                                                      Principal Balance
           Interest                     Principal      Principal      Per $1,000
         Payable Per     Principal     Payable Per    Balance After   CTF After
Class     $1,000 CTF     Payable*      $1,000 CTF   December  1, 1995 December  1, 1995
-----    ------------ --------------  ------------  ----------------  ----------------
  A        $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B        $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z       $14.337295    $497,278.98    $47.632086    $17,645,915.92     $1,690.221831
                     --------------                ----------------
                        $497,278.98                  $17,645,915.92

         Ending Aggregate Agency MBS Balance:        $17,646,183.45


                      Accrual Distribution Amount:                              $0.00
                      Aggregate Cash Flow Value Decline:                  $497,278.98
                                                                     ----------------
                      *Aggregate Amount of Principal Distributable:       $497,278.98

                      Principal Allocation:         Class A:                    0.000%
                                                    Class B:                    0.000%


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660

      *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
       Distribution Date Statement for              December 1, 1995

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ---------------
 2-A   6.5750%     $644,068.73      39,750      $3,528.96        $3,528.96

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%     $810,892.81      14,580      $4,730.21        $4,730.21

 2-Z   9.4000%  $20,283,588.75      10,200    $158,888.11            $0.00
              ---------------- ----------- -------------- ----------------
                $21,738,550.29     100,000    $167,147.28        $8,259.17


      Agency MBS Collections :
              Interest                                         $172,096.97
              Principal                                        $430,574.67
      Investment Income                                          $1,518.27
                                                           ---------------
      TOTAL AVAILABLE                                          $604,189.91

      Due to Certificateholders                               ($597,721.95)
                                                           ---------------
      Available for Expenses and Residual Payments               $6,467.96

      Expenses Payable                                          ($1,971.01)
                                                           ---------------
      Net Balance                                                $4,496.95
                                                           ===============


      Due to Residual Holders                                    $4,496.95

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $224.8475





                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   December 1, 1995  December 1, 1995
-----   ------------ ---------------  ------------  ----------------  ----------------
 2-A      $0.088779     $260,925.70     $6.564169       $383,143.03         $9.638818

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.324431     $328,537.08    $22.533407       $482,355.73        $33.083383

 2-Z      $0.000000         -              -         $20,442,476.86     $2,004.164398
                    ---------------                ----------------
                        $589,462.78                  $21,307,975.62


        Ending Aggregate Agency MBS Balance:         $21,307,990.37


                     Accrual Distribution Amount:                         $158,888.11
                     Aggregate Cash Flow Value Decline:                   $430,574.67
                                                                     ----------------
                     *Aggregate Amount of Principal Distributable:        $589,462.78

                     Principal Allocation:          Class 2-A:                44.2650%
                                                    Class 2-D:                55.7350%



                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for   November  20, 1995

                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                                                                        Principal
                                                                                                                        Balance Per
                                                                                                        Principal       $1,000
                                                                    Interest               Principal    Balance After   CTF After
       COUPON   Principal      Number of    Interest    Interest    Payable Per  Principal Payable Per  November 20,    November 20,
Class   RATE   Outstanding     Cert.         Accrued     Payable    $1,000 CTF   Payable*  $1,000 CTF      1995         1995
-----  -----  ------------  ---------  --------------  ---------- ------------  ---------  -----------  -------------  -----------
 1-A   8.5000%          $0.00   15,250       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-B   9.0000%          $0.00   10,500       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-C   9.0000%          $0.00    6,500       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-D   9.0000%  $6,118,253.04   16,500  $45,886.90   $45,886.90     $2.781024  $405,559.04  $24.579336   $5,712,694.00   $346.223879

 1-E   9.0000% $12,000,000.00   12,000  $90,000.00   $90,000.00     $7.500000      -            -       $12,000,000.00 $1,000.000000

 1-F   0.0000%          $0.00   18,500       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-G   0.0000%          $0.00   12,450       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-H   0.0000%          $0.00    4,850       $0.00        $0.00     $0.000000        $0.00   $0.000000           $0.00     $0.000000

 1-I 259.5000%     $36,236.51      152   $7,836.15    $7,836.15    $51.553618      $811.12   $5.336316      $35,425.39   $233.061776
              ---------------  ------- ----------- ------------               ------------              --------------
               $18,154,489.55   96,702 $143,723.05  $143,723.05                $406,370.16              $17,748,119.39

                                                          UPPER TIER REMIC REGULAR CERTIFICATES
                                                                                                                        Principal
                                                                                                                        Balance Per
                                                                                                        Principal       $1,000
                                                                    Interest               Principal    Balance After   After
       COUPON   Principal      Number of    Interest    Interest    Payable Per  Principal Payable Per  November 20,    November 20,
Class   RATE   Outstanding     Cert.         Accrued     Payable    $1,000 CTF   Payable*  $1,000 CTF      1995         1995
-----  -----  ------------  ---------  --------------  ---------- ------------  ---------  -----------  -------------  -----------
1-R  0.0000%        $0.00      3,298        $7.96        $7.96      $0.002414      $0.00    $0.000000       $0.00        $0.000000


                                                          LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     November 20, 1995
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $6,147,907.52      16,533   $48,670.93    $406,370.16      $5,741,537.36

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                --------------- ----------- ------------ --------------  -----------------
                 $18,171,907.52     100,000  $143,860.93    $406,370.16     $17,765,537.36


Agency MBS Collections:
         Interest                                     $790,054.51
         Principal                                     $99,819.26
Investment Income                                         $485.39
                                                   --------------
Lower Tier REMIC Collection Account                   $890,359.16
                                                   --------------
Upper Tier REMIC Collection Account                   $890,227.64

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificates                ($273,746.19)

Aggregate Interest Payable to Holders of
Upper Tier Remic Regular Certificates                ($159,730.84)

Expenses Payable                                            $0.00

REMIC Taxes Payable                                         $0.00

Interest Payable to Class 1-R Certificate             ($82,011.91)

Principal Payable to Class 1-R Certificate                  $0.00



Ending Aggregate Agency MBS Balance:              $99,696,539.20

                    Aggregate Cash Flow Value Decline:                    $99,819.26
                                                                    ----------------
                    *Aggregate Amount of Principal Distributable:         $99,819.26

                    Principal Allocation:         Class 1-F:             79.16005933%

                                                  Class 1-R:             20.83994067%





                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR November  20, 1995


                                                                 Beginning Aggregate Agency MBS Balance:           $100,001,006.61
Agency MBS Collections:                                          Ending Aggregate Agency MBS Balance:               $17,749,125.82
         Interest                               $143,731.01
         Principal                              $406,370.16
Investment Income                                   $485.39       Aggregate Cash Flow Value Decline:                   $406,370.16
                                           ----------------                                                       ----------------
Lower Tier REMIC Collection Account             $550,586.56       *Aggregate Amount of Principal Distributable:        $406,370.16
                                           ----------------
Upper Tier REMIC Collection Account             $550,586.56

Aggregate Prin Payable to Holders of                              Principal Allocation:
Upper Tier REMIC Regular Certificate           ($406,370.16)

Aggregate Interest Payable to Holders of                          Aggregate Amount of Principal
Upper Tier REMIC Regular Certificates          ($143,723.05)      Distributable to Classes 1-D and 1-I:

Expenses Payable                                      $0.00       Class 1-D:               2.45793358%
                                                                  Class 1-I:               0.53363158%

REMIC Taxes Payable                                   $0.00       Aggregate Amount of Principal
                                                                  Distributable to Classes 1-G,1-H and 1-R:
Interest Payable to Class 1-R Certificate            ($7.96)
                                                                  Class 1-R:               0.00000000%


Principal Payable to Class 1-R Certificate            $0.00

Due to Class 1-RS Certificate                      ($485.39)
                                            ---------------       THE FIRST NATIONAL BANK OF CHICAGO,
Net Balance                                           $0.00       as Trustee
                                            ===============       Corporate Trust Division
                                                                  Suite 0126
                                                                  One First National Plaza
                                                                  Chicago, Illinois  60670
                                                                  (312)407-4660